UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2020

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office, and zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	NASDAQ Global Select Market
Preferred Stock Purchase Rights	DAKT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (the “Report”) contains both historical and forward-looking statements that involve risks, uncertainties and assumptions. The statements contained in this Report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions and strategies for the future. These statements appear in a number of places in this Report and include all statements that are not historical statements of fact regarding the intent, belief or current expectations with respect to, among other things: (i.) our competition; (ii.) our financing plans and ability to maintain adequate liquidity; (iii.) trends affecting our financial condition or results of operations; (iv.) our growth and operating strategies; (v.) the declaration and payment of dividends; (vi.) the timing and magnitude of future contracts; (vii.) raw material shortages and lead times; (viii.) fluctuations in margins; (ix.) the seasonality of our business; (x.) the introduction of new products and technology; (xi.) the amount and frequency of warranty claims; (xii.) our ability to manage the impact that new or adjusted tariffs may have on the cost of raw materials and components and our ability to sell product internationally; (xiii.) the resolution of litigation contingencies; (xiv.) the timing and magnitude of any acquisitions or dispositions; and (xv.) the effect of global pandemics. The words “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plan” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein, including those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 27, 2019 in the section entitled “Item 1A. Risk Factors” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” and those factors discussed in detail in our other filings with the Securities and Exchange Commission.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In response to the potential impacts of COVID-19 on the business of Daktronics, Inc. (the “Company” or “Daktronics”), Reece A. Kurtenbach, who is our Chief Executive Officer (“CEO”); Sheila M. Anderson, who is our Chief Financial Officer (“CFO”); and the other named executive officers (“NEOs”), consisting of Bradley T. Wiemann, Matthew J. Kurtenbach, and Carla S. Gatzke, have elected to reduce their base salaries by 15% for the CEO and CFO and by 10% for the other NEOs effective April 6, 2020. On March 30, 2020, the Compensation Committee of our Board of Directors approved these changes.

In addition, effective on April 1, 2020, the members of our Board of Directors have elected to take a 15% reduction in their annual cash retainer fees.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On April 1, 2020, Daktronics announced the uncertainty regarding the impact of the COVID-19 pandemic on its business. The CEO and CFO elected to reduce their base salaries by 15% and the other NEOs elected to reduce their base salaries by 10%. The Board of Directors elected to take a 10% reduction in annual cash retainer fees. The disclosure set forth in Item 5.02(e) above is incorporated by reference into and furnished under this Item 7.01.

Attached as Exhibit 99.1 is a copy of a news release of Daktronics, Inc., dated April 1, 2020, relating to the impact of COVID-19. Except for the disclosure set forth in Item 5.02, such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events
Item 8.01 Other Events
In light of the rapidly evolving COVID-19 pandemic, we are filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 27, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K, which may be further impacted by the COVID-19 pandemic.

Pandemics, including the coronavirus (COVID-19) pandemic, could have a material adverse effect on our operations, liquidity, financial condition, and financial results.

A serious global pandemic, like COVID-19, can impact and shock the global economy. These impacts can amplify other risk factors and could have a material impact on our operations, liquidity, financial conditions, and financial results. Pandemic-related risks impacting our business can include increased exposure to global regulatory, geopolitical, and societal changes; rapid degradation of global economic conditions, creating an increase in the volatility and the timing and level of orders; supply chain disruptions, material shortages, and increases in the costs of components; changes in labor force availability, which could reduce our ability to operate across our business in development, sales and marketing, production, installation, and ongoing service and support; increased risk of being subject to contract performance claims if we are unable to deliver according to the terms of our contracts or commitments or having the inability to claim force majeure; increases in geographic work restrictions that could impact our ability to market, sell, manufacture and/or install our products; increase in our exposure to claims or litigation relating to the pandemic, limit our ability to meet the terms of our bank credit agreements and cause restrictions to access the liquidity under such agreements; reduce access to and increase the cost of capital; reduce our access to surety bonds or bank guarantees to secure customer orders; create volatility and changes in foreign currency rates; change the timing of collections and/or collectability of receivables and contract assets; and materially reduce the values of our assets including, but not limited to, inventory, investments in affiliates, deferred tax assets, goodwill, intangibles, and property and equipment.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 Press Release dated April 1, 2020 issued by Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: April 1, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 1, 2020 issued by Registrant